UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2012

GENERAL MOLY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32986 (Commission File Number)	91-0232000 (IRS Employer Identification No.)

1726 Cole Boulevard, Suite 115
Lakewood, CO  80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On June 14, 2012, General Moly, Inc. (the “Company”) and Hanlong (USA) Mining Investment, Inc. (“Hanlong”), an affiliate of Sichuan Hanlong Group, a large privately held Chinese company, entered into amendments to the Securities Purchase Agreement, dated as of March 4, 2010, as amended on July 30, 2010, October 26, 2010, December 20, 2010, and July 7, 2011 (the “Purchase Agreement”) and the Bridge Loan Agreement, dated as of March 4, 2010, as amended on July 30, 2010 and July 7, 2011 (the “Loan Agreement”).

Amendment to Purchase Agreement

Amendment No. 5 and Notice Pursuant to Securities Purchase Agreement (the “Purchase Agreement Amendment”), dated as of June 14, 2012, serves as notice from the Company to Hanlong, pursuant to Section 7.2(e) of the Purchase Agreement, that the Company (a) does not expect the Bureau of Land Management (the “BLM”) to issue the Record of Decision (“ROD”) before September 2, 2012 (nine months following the publication of the Draft Environmental Impact Statement (“DEIS”)), and (b) does expect the BLM to issue the ROD before December 2, 2012 (twelve months following the publication of the DEIS).  The Purchase Agreement Amendment also serves as notice from Hanlong to the Company that Hanlong elects to extend the date by which the BLM must issue the ROD to December 2, 2012 from September 2, 2012.

As permitted by the Option to Amend Securities Purchase Agreement, dated as of January 9, 2012, between the Company and Hanlong, the Purchase Agreement Amendment also extends the deadline for payment by the Company of fees associated with the extension described above to April 30, 2013 from September 17, 2012.

The foregoing description of the Purchase Agreement Amendment is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to Loan Agreement

Amendment No. 3 and Notice Pursuant to Bridge Loan Agreement (the “Loan Agreement Amendment”), dated as of June 14, 2012, amends the Loan Agreement to extend the maturity of the Bridge Loan to April 30, 2013 from December 31, 2012.  Such amendment is permitted by the Option to Amend Bridge Loan Agreement, dated as of January 9, 2012, between the Company and Hanlong,

The foregoing description of the Loan Agreement Amendment is qualified in its entirety by reference to the full text of the Loan Agreement Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07                    Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on June 14, 2012. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.  Stockholders voted in accordance with the Board of Directors’ recommendations on each matter and voted to elect all three nominees for director; approved, by advisory vote, the Company’s executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Proposal #1  Election of Class II members of the Board of Directors

	For	Against	Abstain	Broker Non-Votes
Ricardo M. Campoy	47,858,488	638,507	176,745	26,583,244
R. David Russell	44,804,110	3,694,385	175,245	26,583,244
Andrew G. Sharkey, III	47,851,699	654,372	167,669	26,583,244

Proposal #2 Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
46,500,006	1,935,576	238,158	26,583,244

Proposal #3 Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

For	Against	Abstain	Broker Non-Votes
74,327,512	258,151	671,321	—

On June 14, 2012, the Company issued a press release announcing the results of the annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 and Notice Pursuant to Securities Purchase Agreement dated June 14, 2012, by and between General Moly, Inc. and Hanlong (USA) Mining Investment, Inc.
10.2	Amendment No. 3 and Notice Pursuant to Bridge Loan Agreement dated June 14, 2012, by and between General Moly, Inc. and Hanlong (USA) Mining Investment, Inc.
99.1	Press Release of General Moly, Inc. dated June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: June 15, 2012	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer